Equity reserves and long-term incentive plan awards - Disclosure of detailed information about movement in PSUs liability (Details) - Performance Share Units [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Disclosure of reserves within equity [line items]
Balance, beginning of year	$ 927	$ 1,497
Awards vested and change in fair value, net of forfeited awards	1,112	1,909
Settled in cash	(719)	(2,479)
Total PSU liability, end of year	1,320	927
Less: current portion of PSU liability	(918)	(560)
Total non-current PSU liability, end of year	$ 402	$ 367